Exhibit 10.5

FOURTH AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of July 15, 2009 (this "Amendment"), is made by and among Keltic Financial Partners II, LP, successor-in-interest to Keltic Financial Partners, LP, a Delaware limited partnership ("Keltic"), and Bridge Healthcare Finance, LLC, a Delaware limited liability company ("Bridge", and together with Keltic, individually and collectively, "Lender"), and Hudson Technologies Company, a Tennessee corporation ("Borrower").

WITNESSETH

WHEREAS, Borrower and Keltic are parties to that certain Amended and Restated Loan Agreement, dated as of June 26, 2007 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement);

WHEREAS, Borrower and Lender have previously agreed to a temporary increase in the Maximum Facility to $17,000,000, which temporary increase shall expire on July 15, 2009;

WHEREAS, Borrower has requested that Lender agree to extend the previous temporary increase from July 15, 2009, until September 15, 2009, and Lender is willing to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

1. Amendment. From the effective date of this Amendment through September 15, 2009, the Maximum Facility shall be increased by $2,000,000 to $17,000,000. The increase shall continue to be funded by Bridge. Effective as of the close of business on September 15, 2009, such temporary increase shall be null and void, and the Maximum Facility shall be as set forth in that Second Amendment to Amended and Restated Loan Agreement dated April 17, 2008 among Borrower, Keltic and Bridge.

2. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows: (a) each representation and warranty set forth in the Loan Agreement is true and correct on and as of the date hereof ; (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement or the other Loan Documents (c) Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; (d) each of this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms; and (e) that since June 26, 2007 there have been no liens, encumbrances, security interests or claims filed against or created in Borrower's owned property located at Champaign, Illinois.

3. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent, each as determined by each Lender:

(a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by Borrower;

(b) Lender shall have received one or more counterparts of the Agreement and Consent of Guarantors attached to this Amendment duly executed and delivered by each such Guarantor;

(c) Bridge shall have received an Allonge to its Revolving Note increasing the principal amount thereof by $2,000,000 to $7,000,000, which Allonge shall be null and void as of the close of business on September 15, 2009;

(d) Keltic and Bridge shall have entered into a second amendment to that certain Assignment and Assumption Agreement dated April 17, 2008, and such other agreements relating thereto as such parties require;

(e) Keltic and Bridge shall have entered into a first amendment that certain Participation Agreement dated March 20, 2009, and such other agreements relating thereto as such parties require; and

(f) Lender shall have received such other agreements, documents, certificates and instruments as Lender may reasonably require.

4. Intentionally Left Blank.

5. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the Liens granted hereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

6. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor, on behalf of itself/himself and its/his successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower and/or such Guarantor or any of its/his successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Guaranty or any of the other Loan Documents or transactions, course of performance or course of dealing thereunder or related thereto; provided, however, that nothing herein shall release Lender from its obligations to Borrower under the terms of this Amendment.

7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman

KELTIC FINANCIAL PARTNERS, LP

By:	KELTIC FINANCIAL SERVICES LLC,
its general partner

By:	/s/ John P. Reilly
Name:	John P. Reilly
Title:	President and Chief Executive Officer

BRIDGE HEALTHCARE FINANCE, LLC

By:	/s/ Kim Gordon
Name:	Kim Gordon
Title:	Executive Vice President and Chief Credit Officer

AGREEMENT AND CONSENT OF GUARANTORS

Each of the undersigned guarantors, intending to be legally bound, does hereby (a) agree to the provisions of Section 6 of the foregoing Amendment, (b) consent to the execution, delivery and performance of the within and foregoing Amendment, and (c) confirm and reaffirm, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such guarantor's guaranty of the Obligations after giving effect to the foregoing Amendment.

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

HUDSON HOLDINGS, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

Dated: July 15, 2009